UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Amarin Corporation plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This supplement (the “Proxy Supplement”) updates the Definitive Proxy Statement, dated May 26, 2023 (the “Proxy Statement”), previously furnished to stockholders of Amarin Corporation plc, a public limited company registered in England and Wales (the “Company”), in connection with the Company’s Annual General Meeting of Shareholders to be held on Wednesday, June 21, 2023 beginning at 9:00 a.m., local time (the “Annual Meeting”). This Proxy Supplement is being filed solely to file a revised form of proxy because Proposal 5 of the original form of proxy, pertaining to the advisory vote on the frequency of future advisory votes on the compensation of named executive officers, gave shareholders the voting options “For,” “Against,” or “Abstain.” For such Proposal, Proposal A in the revised form of proxy, which replaces previous Proposal 5, gives the voting options “1 Year,” “2 Years,” “3 Years,” or “Abstain”. which were the options proposed in the Proxy Statement. Accordingly, the Company is providing such revised proxy card to its shareholders as of close of business on Monday, May 8, 2023, the record date for the Annual Meeting.

Revised form of proxy:

PROXY FORM

AMARIN CORPORATION PLC

For use at the Annual General Meeting to be held at the Dublin offices of Arthur Cox LLP, Ten Earlsfort

Terrace, Dublin 2, D02 T380, Ireland at 9:00 a.m. on June 21, 2023.

I/We

(Name in full block capitals please)

of

being (a) member(s) of Amarin Corporation plc (the “Company”) hereby appoint the Chairman of the meeting or (see note 6 below)

as my/our proxy to attend, speak and vote for me/us and on my/our behalf as identified by an “X” in the appropriate box below at the Annual General Meeting of the Company to be held at 9:00 a.m. on June 21, 2023 and at any adjournment of the meeting. This form of proxy relates to the resolutions referred to below.

[I/We instruct my/our proxy to vote as follows:]

	Resolutions	For	Against	Abstain (see note 2)	Discretionary (see note 3)
1.	Ordinary resolution to re-elect Mr. O’Connor as a director.

2.	Ordinary resolution to re-elect Mr. DiPaolo as a director.

3.	Ordinary resolution to re-elect Dr. Kostas as a director.

4.	Ordinary resolution to hold an advisory (non-binding) vote to approve the compensation of the Company’s “named executive officers” as described in full in the “Executive Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure on pages 38 to 52 of the accompanying Proxy Statement.

5.*	Ordinary resolution to hold an advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation of the Company’s “named executive officers.” ***** NO LONGER VALID, SEE PROPOSAL A TO VOTE ON THIS PROPOSAL *****

6.	Ordinary resolution to appoint Ernst & Young LLP as auditors of the Company to hold office until the conclusion of the next general meeting at which annual accounts are laid before the Company and to authorize the Audit Committee of the Board of Directors of the Company to agree the auditors’ remuneration as described in full on pages 13 to 14 of the accompanying Proxy Statement.

7.	Ordinary resolution to adopt and approve the proposed amendment to the Company’s 2020 Stock Incentive Plan as described on pages 15 to 22 of the accompanying Proxy Statement.

8.	Ordinary Resolution to generally and unconditionally authorize the Board of Directors of the Company to exercise all powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares of the Company up to an aggregate nominal amount of £125,000,000 (being the aggregate nominal amount of £110,000,000 in respect of ordinary shares and £15,000,000 in respect of preference shares) as described in full on pages 23 to 24 of the accompanying Proxy Statement.

9.	Special Resolution to, subject to the passing of Resolution No. 8, disapply statutory pre-emption rights otherwise applicable to shares in the Company allotted by the Board of Directors, up to an aggregate nominal amount of £125,000,000 (being the aggregate nominal amount of £110,000,000 in respect of ordinary shares and £15,000,000 in respect of preference shares) as described in full on pages 25 to 26 of the accompanying Proxy Statement.

	Resolutions	1 Year	2 Years	3 Years	Abstain (see note 2)	Discretionary (see note 3)
A.	Ordinary resolution (advisory, non-binding vote) on the frequency of future advisory votes to approve the compensation of the Company’s “named executive officers.”*

*

The original proxy card inadvertently included voting alternatives for “FOR”, “AGAINST” and “ABSTAIN” and “DISCRETIONARY” rather than for “1 YEAR”, “2 YEARS”, “3 YEARS”, “ABSTAIN” and “DISCRETIONARY” as appropriate for this proposal.

Dated
Signature(s)

Notes:

1.

Please indicate with an “X” in the appropriate box how you wish the proxy to vote. In the absence of any indication, the proxy will exercise his/her discretion as to whether and how he/she votes. The proxy may also vote or abstain from voting as he/she thinks fit on any other business which may properly come before the meeting.

2.	If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution.
3.	If you mark the box “discretionary”, the proxy can vote as it chooses or can decide not to vote at all.
4.

The form of proxy should be signed and dated by the member or his attorney duly authorised in writing. If the appointer is a corporation this proxy should be under seal or under the hand of an officer or attorney duly authorised. Any alteration made to the form of proxy should be initialed.

5.

To be valid, this form of proxy, together with a duly signed and dated power of attorney or any other authority (if any) under which it is executed (or a notarially certified copy of such power of attorney or other authority) must be signed and dated and lodged at the Company’s registrars at the address below, so as to be received by 9:00 a.m. on June 19, 2023.

6.

A proxy need not be the Chairman of the meeting. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else to act as your proxy, you may strike out the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint to act as your proxy in the space provided. All amendments to this form must be initialed. If you sign and return this form with no name inserted in the space provided, the Chairman of the meeting will be deemed to be your proxy. A member may appoint more than one proxy in relation to the meeting provided that each proxy is appointed to exercise rights attached to different shares. A proxy need not be a member of the Company but must attend the meeting. Where someone other than the Chairman is appointed as a proxy, the member appointing him/her is responsible for ensuring that they attend the meeting and are aware of his/her voting intentions. If a member wishes his/her proxy to speak on his/her behalf at the meeting, he/she will need to appoint someone other than the Chairman and give his/her instructions directly to them.

7.

In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

8.

Completion and return of a form of proxy will not preclude a member from attending, speaking and voting at the meeting or any adjournment thereof in person. If a proxy is appointed and the member attends the meeting in person, the proxy appointment will automatically be terminated.

Address for lodgment of Proxies:

Equiniti

Aspect House

Spencer Road

Lancing

West Sussex

United Kingdom

BN99 6DA

Unless instructed otherwise or revoked as described in the Proxy Statement, proxies already received with a vote “FOR”, will be voted for “1 Year” as recommended by the Company. If a shareholder’s shares or ADSs are held in the name of a broker or nominee, such stockholder must follow the instructions of its broker or nominee to revoke a previously given proxy.

Except as described herein, this Proxy Supplement does not modify, amend, supplement, or otherwise affect the Proxy Statement.